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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             METROGOLF INCORPORATED
                             ----------------------
             (Exact name of registrant as specified in its charter)


               Colorado                                     84-1288480
----------------------------------------          ------------------------------
(State of incorporation or organization)                 (I.R.S. Employer
                                                      Identification Number)

1999 Broadway, Suite 2435
Denver, Colorado                                            80202
------------------------------------              ------------------------------
(Address of principal                                     (Zip Code)
executive offices)


       If this Form relates to           If this Form relates to
       the registration of a             the registration of a
       class of debt securities          class of debt securities
       and is effective upon             and is to become
       filing pursuant to General        effective simultaneously
       Instruction A(c)(1) please        with the effectiveness
       check the following box / /       of a concurrent
                                         registration statement
                                         under the Securities Act
                                         of 1933 pursuant to
                                         General Instruction
                                         A(c)(2) please check the
                                         following box  / /


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class           Name of Each Exchange on Which
     to be so Registered           Each Class is to be Registered

   Common Stock (no par value)          Boston Stock Exchange
--------------------------------   ---------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
--------------------------------------------------------------------------------
                                (Title of Class)

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Item 1.   Description of Registrant's Securities to be Registered:

     For a description of the securities registered hereby, see "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-06151) (the "Registration Statement"), as filed with the Commission on June 17, 1996, and amended on August 22, 1996 and September 17, 1996, which description is incorporated herein by reference.


Item 2.   Exhibits:

A. For a specimen of the Company's Common Stock to be registered hereunder, see Exhibit 4 of the Registrant's Registration Statement, which document is incorporated herein by reference.

B. For the Company's Charter and Bylaws, see Exhibits 3.1 and 3.2 of the Registrant's Registration Statement, which documents are incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

     Dated this 1st day of October, 1996.


METROGOLF INCORPORATED


/s/ Charles Tourtellotte
----------------------------
CHARLES TOURTELLOTTE
President and Chairman of the Board